UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Kyverna Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41947	83-1365441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5980 Horton St., Suite 200
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 925-2492

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	KYTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Kyverna Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 60,530,293 shares of the Company’s common stock outstanding as of March 30, 2026, the record date for the Annual Meeting, 43,987,007 shares were represented at the Annual Meeting virtually or by proxy, constituting approximately 73% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2026.

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect two Class II directors to hold office until the Company’s 2029 annual meeting of stockholders or until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ian Clark	31,505,902	3,255,231	9,225,874
Christi Shaw	34,528,865	232,268	9,225,874

As a result, the Company’s stockholders voted to elect Ian Clark and Christi Shaw as Class II directors to serve until the Company’s 2029 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Proposal No. 2. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C., as the independent registered public accounting firm and independent auditor of the Company for the year ending December 31, 2026:

Votes For	Votes Against	Abstentions
43,830,300	80,223	76,484

As a result, the Company’s stockholders voted to ratify the appointment of BDO USA, P.C., as the independent registered public accounting firm and independent auditor of the Company for the year ending December 31, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYVERNA THERAPEUTICS, INC.

Date:	June 2, 2026	By:	/s/ Gregory Martini
Gregory Martini Chief Financial Officer